MODERN CAPITAL FUNDS TRUST

On behalf of the Modern Capital Funds Trust (the “Trust”) and pursuant to Rule 497 of the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return information that mirrors the risk return summary information filed in the Prospectus for Modern Capital Tactical Opportunities Fund (the “Fund”), which was filed pursuant to Rule 497 on March 11, 2021 (the “497Filing”). The purpose of this filing is to submit the 497Filing in XBRL for the Fund.

The XBRL exhibits attached hereto consist of the following:

INDEX TO EXHIBITS

XBRL Instance Document EX-101.INS

XBRL Taxonomy Extension Schema Document EX-101.SCH

XBRL Taxonomy Extension Calculation Linkbase EX-101.CAL

XBRL Taxonomy Extension Definition Linkbase EX-101.DEF

XBRL Taxonomy Extension Labels Linkbase EX-101.LAB

XBRL Taxomony Extension Presentation Linkbase EX-101.PRE